Segments and Geographic Information	12 Months Ended
Dec. 31, 2014
Segments and Geographic Information [Abstract]
Segments and Geographic Information
21.	SEGMENT AND GEOGRAPHIC INFORMATION

The Group’s chief operating decision maker is the Chief Executive Officer and the President, who review consolidated results of operations prepared in accordance with U.S. GAAP when making decisions about allocating resources and assessing performance of the Group. The Group has operating segments: internet services and others. Others are insignificant.

The Group does not allocate any assets to its operating segments as management does not believe that allocating these assets is useful in evaluating these segments' performance. Accordingly, the Group has not made disclosure of total assets by reportable segment.

	For the years ended December 31,
	2012	2013	2014
Revenues:
Internet services	$328,882	$671,088	$1,370,695
Others	150	-	19,965
	329,032	671,088	1,390,660
Cost of revenues:
Internet services	(32,762)	(87,838)	(297,645)
Others	(40)	-	(7,817)
	(32,802)	(87,838)	(305,462)
Gross profit:
Internet services	296,120	583,250	1,073,050
Others	110	-	12,148
	296,230	583,250	1,085,198
Operating expenses:
Product development	(156,269)	(255,248)	(406,250)
Selling and marketing	(58,178)	(110,104)	(333,701)
General and administrative	(35,643)	(117,148)	(94,260)
Total operating expenses	(250,090)	(482,500)	(834,211)
Subsidy income	2,570	2,349	8,506
Income from operations	$48,710	$103,099	$259,493

Substantially all of the Group’s revenues for the three years ended December 31, 2012, 2013 and 2014 were generated from the PRC. Similarly, substantial all of the identifiable assets of the Group are located in the PRC. Accordingly, no geographical information is presented.